SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):	May 13, 2008

Commission file number: 0-13888

CHEMUNG FINANCIAL CORPORATION (Exact name of Registrant as specified in its charter)

New York (State or other jurisdiction of incorporation or organization)	16-123703-8 (I.R.S. Employer Identification No.)

One Chemung Canal Plaza, Elmira, NY 14901
 (Address of principal executive offices) (Zip Code)

(607) 737-3711
(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(B) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

On May 8, 2008, CFS Group, Inc., ("CFS), a wholly owned subsidiary of Chemung Financial Corporation, entered into a purchase and sale agreement with Joseph M. Cascio, Sr. (the "Seller") whereby CFS has agreed to purchase all of the assets relating to the Seller's financial planning and tax preparation business for $498,000.

A press release dated May 13, 2008 announcing the execution of the Purchase and Sale Agreement is included as Exhibit 99.1 to this report. The contents of the press release are incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.
99.1	Press Release of Chemung Financial Corporation dated May 13, 2008.

SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CHEMUNG FINANCIAL CORPORATION

May 13, 2008	By: Ronald M. Bentley

Ronald M. Bentley
President & Chief Executive Officer